                                                                 EXHIBIT 10.9(c)

                                                          Contract No. 33182000C

            FIRM TRANSPORTATION SERVICE AGREEMENT RATE SCHEDULE TF-1

                                     BETWEEN

                         COLORADO INTERSTATE GAS COMPANY

                                       AND

                              GREELEY GAS COMPANY,
                     A DIVISION OF ATMOS ENERGY CORPORATION

                             DATED: OCTOBER 1, 2001

                                                          Contract No. 33182000C

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE TF-1

The Parties identified below, in consideration of their mutual promises, agree as follows:

1.   TRANSPORTER: COLORADO INTERSTATE GAS COMPANY

2.   SHIPPER: GREELEY GAS COMPANY, A DIVISION OF ATMOS ENERGY CORPORATION

3. APPLICABLE TARIFF: Transporter's FERC Gas Tariff, First Revised Volume No. 1, as the same may be amended or superseded from time to time ("the Tariff").

4. CHANGES IN RATES AND TERMS: Transporter shall have the right to propose to the FERC changes in its rates and terms of service, and this Agreement shall be deemed to include any changes which are made effective pursuant to FERC Order or regulation or provisions of law, without prejudice to Shipper's right to protest the same.

5. TRANSPORTATION SERVICE: Transportation Service at and between Primary Point(s) of Receipt and Primary Point(s) of Delivery shall be on a firm basis. Receipt and Delivery of quantities at Secondary Point(s) of Receipt and/or Secondary Point(s) of Delivery shall be in accordance with the Tariff.

6. POINTS OF RECEIPT AND DELIVERY: Shipper agrees to Tender gas for Transportation Service, and Transporter agrees to accept Receipt Quantities at the Primary Point(s) of Receipt identified in Exhibit "A." Transporter agrees to provide Transportation Service and Deliver gas to Shipper (or for Shipper's account) at the Primary Point(s) of Delivery identified in Exhibit "A."

7. RATES AND SURCHARGES: As set forth in Exhibit "B." For example, Transporter and Shipper may agree that a specified discount rate will apply: (a) only to certain specified firm service entitlements under this Agreement; (b) only if specified quantity levels are actually achieved under this Agreement (with higher rates, charges, and fees applicable to all quantities above those levels, or to all quantities under the Agreement if the specified levels are not achieved); (c) only to production reserves committed by the Shipper; (d) only during specified time periods; (e) only to specified Point(s) of Receipt, Point(s) of Delivery, mainline area segments, supply areas, transportation routes, or defined geographical areas; or (f) in a specified relationship to the quantities actually Delivered (i.e., that the rates shall be adjusted in a specified relationship to quantities actually Delivered); provided, however, that any such discounted rates set forth above shall be between the minimum and maximum rates applicable to the service provided under this Agreement.

8.   NEGOTIATED RATE AGREEMENT:     Yes    X  No
                                ---       ---
9.   MDQ: 6,121 Dth per Day.

     REDUCTION OF MDQ. Effective October 1, 2004, and October 1 of any year thereafter through the term of this Agreement and subject to six months' prior written notice, Shipper shall have the right to reduce the MDQ under this Agreement subject to, and in accordance with, the following conditions and limitations:

     (a) The applicable regulatory or legislative body issues a final and nonappealable order allowing Shipper to permanently unbundle its merchant and transportation functions;

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                                                          Contract No. 33182000C

     (b) The following calculation shall be used to determine the amount of MDQ, if any, no longer needed by Shipper to provide service to the markets served by this Agreement resulting from sales volume losses due to unbundling ("Excess MDQ"):

                            EXCESS MDQ = (A X B) - C

          where:

          AS = The Shipper system served by Transporter under this Agreement, which is affected by unbundling.

          A = The average peak day usage factor on the AS (in Dth per customer).

          B = Sales customer losses by Shipper on the AS due to unbundling, excluding former Shipper sales customers being served by a Shipper affiliate.

          C = Any incremental transportation, gathering, and storage volumes contracted for by Shipper for the AS after the execution of this Agreement.

          The resulting value may not be negative and shall be rounded down to a whole number. However, should Shipper demonstrate the loss of an individual sales customer whose estimated peak day demand exceeds 10 Dth, excluding former Shipper sales customers being served by a Shipper affiliate, then that volume shall be added to the Excess MDQ, provided that the total Excess MDQ from such individual customers is less than 1,000 Dth.

     (c) Despite Shipper's use of its best efforts to acquire state approvals for cost recovery to avoid incurring "stranded costs" (including amounts due Transporter under this Agreement related to Excess MDQ), the applicable regulatory or legislative body does not approve a mechanism which provides Shipper the opportunity to recover from its rate payers such stranded costs.

     (d) Despite Shipper's use of its best efforts to assign and/or release the Excess MDQ to recover the costs (if any) which Shipper was not afforded an opportunity to recover from its ratepayers under an approved mechanism, Shipper is unable to either so assign and/or release the Excess MDQ; and

     (e) Shipper has exercised all rights it has to reduce contract entitlements under all firm transportation, gathering, and storage agreements with parties other than Transporter under which agreements gas is provided to the AS; then

     (f) If the conditions set forth above have been satisfied, Shipper shall have the right to reduce the MDQ by an amount up to the Excess MDQ for the period from the effective date of Shipper's notice through a date designated by Shipper (not to exceed the date of termination of this Agreement). Provided, however, Transporter shall have the option, by notice delivered to Shipper within 45 days of Transporter's receipt of Shipper's notice, to designate an equivalent volume of the firm contract capacity under Transporter's firm transportation and/or storage agreement(s) serving the AS other than this Agreement for reduction in lieu of a reduction of the MDQ under this Agreement.

10.  Term of Agreement.- Beginning: OCTOBER 1, 2001
                         Extending through: SEPTEMBER 30, 2006

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                                                          Contract No. 33182000C

11.  NOTICES, STATEMENTS, AND BILLS:

     TO SHIPPER:
            INVOICES FOR TRANSPORTATION:
                     Greeley Gas Company, a division of Atmos Energy Corporation 160 Lincoln Centre Three 5430 LBJ Freeway
                     Dallas, Texas 75240
                     Attention: John W. Hack

     ALL NOTICES:

                     Greeley Gas Company, a division of Atmos Energy Corporation 160 Lincoln Centre Three 5430 LBJ Freeway
                     Dallas, Texas 75240
                     Attention: John W. Hack

     TO TRANSPORTER:
            See Payments, Notices, Nominations and Points of Contact sheets in the Tariff.

12. SUPERSEDES AND CANCELS PRIOR AGREEMENT: When this Agreement becomes effective, it shall supersede and cancel the following agreement between the Parties: The Firm Transportation Service Agreement between Transporter and Shipper dated July 1, 2001, referred to as Transporter's Agreement No. 33182000B.

13.  ADJUSTMENTS TO RATE SCHEDULE TF-1 AND/OR GENERAL TERMS AND CONDITIONS: N/A

14. INCORPORATION BY REFERENCE: This Agreement in all respects shall be subject to the provisions of Rate Schedule TF- 1 and to the applicable provisions of the General Terms and Conditions of the Tariff as filed with, and made effective by, the FERC as same may change from time to time (and as they may be amended pursuant to Section 13 of the Agreement).

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

TRANSPORTER:                               SHIPPER:

COLORADO INTERSTATE GAS COMPANY            GREELEY GAS COMPANY

By: /s/ Donald J. Zinko, Vice President    BY: /s/ Gordon J. Roy, Vice President
    -----------------------------------        ---------------------------------

         Approved
         For Execution
         By
            -----------
            Legal Dept.

Accepted and agreed to this                        Accepted and agreed to this
      day of              , 2001.                  2nd day of October, 2001.
-----        -------------


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                                                          Contract No. 33182000C

                                   EXHIBIT "A"

                      Firm Transportation Service Agreement
                                     Between
                         Colorado Interstate Gas Company
                                       And
                              Greeley Gas Company,
                     a division of Atmos Energy Corporation

                             Dated: October 1, 2001

1.   Shipper's Maximum Delivery Quantity ("MDQ"): 6,121 Dth per Day

                                            PRIMARY POINT(S) OF            MAXIMUM RECEIPT
PRIMARY POINT(S) OF RECEIPT                  RECEIPT QUANTITY                 PRESSURE
         (NOTE 1)                         (DTH PER DAY) (NOTE 2)              P.S.I.G.
---------------------------               ----------------------           ---------------

NORTHERN SYSTEM:
         Echo Springs Master Meter.........       300                            850
         Lost Cabin........................     1,200                          1,100
         Uintah............................       593                            300

                  TOTAL NORTHERN SYSTEM....     2,093

CENTRAL SYSTEM:
         Lakin Master Meter................     2,277                            220

SOUTHERN SYSTEM:
         Big Canyon........................       491                            955(4)
         Mocane............................     1,260                             65

                  TOTAL SOUTHERN SYSTEM....     1,751

                  TOTAL....................     6,121

                                         PRIMARY POINT(S) OF            MAXIMUM DELIVERY
PRIMARY POINT(S) OF DELIVERY              DELIVERY QUANTITY                 PRESSURE
         (NOTE 1)                       (DTH PER DAY) (NOTE 3)              P.S.I.G.
----------------------------            ----------------------          ----------------

CANON CITY GROUP (NOTE 5):
         Canon City.......................     4,231                      (Note 6)
         Colorado State Penitentiary......       298                      100
         Engineering Station 476 + 78.....         5                      Line Pressure
         Florence City Gate...............       989                      60
         Fremont County Industrial Park...         9                      Line Pressure
         Penrose City Gate................       135                      60
         Penrose PBS-2....................       129                      Line Pressure
         Portland City Gate...............        35                      100
         Pritchett City Gate..............        35                      150

         TOTAL CANON CITY GROUP...........     5,866

         TOTAL CAPACITY RELEASE...........     4,814

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                                                          Contract No. 33182000C

                                             PRIMARY POINT(S) OF           MAXIMUM DELIVERY
PRIMARY POINT(S) OF DELIVERY                  DELIVERY QUANTITY               PRESSURE
         (NOTE 1)                           (DTH PER DAY) (NOTE 3)            P.S.I.G.
----------------------------                ----------------------         ----------------

EADS GROUP:

         Brandon Station                             28                      350
         Eads City Gate                             207                       60

Highline Taps:
         Neoplan (Bent County)                        3                      Line Pressure

         Penrose South (Fremont County)              11                      Line Pressure

         The Piggery (Fremont County)                 3                      Line Pressure

         L.J. Stafford (Baca County)                  5                      Line Pressure

                  TOTAL EADS GROUP                  257

MCCLAVE DELIVERY                                    350                      500

SPRINGFIELD                                         700                      Line Pressure

         TOTAL                                    6,121

Storage Injection                                 4,151                      N/A

NOTES:

(1) Information regarding Point(s) of Receipt and Point(s) of Delivery, including legal descriptions, measuring parties, and interconnecting parties, shall be posted on Transporter's electronic bulletin board. Transporter shall update such information from time to time to include additions, deletions, or any other revisions deemed appropriate by Transporter.

(2) Each Point of Receipt Quantity may be increased by an amount equal to Transporter's Fuel Reimbursement percentage. Shipper shall be responsible for providing such Fuel Reimbursement at each Point of Receipt on a pro rata basis based on the quantities received on any Day at a Point of Receipt divided by the total quantity Delivered at all Point(s) of Delivery under this Transportation Service Agreement.

(3) The sum of the Delivery Quantities at Point(s) of Delivery shall be equal to or less than Shipper's MDQ.

(4)  Minimum pressure Shipper will deliver gas to Transporter is 350 p.s.i.g.

(5) For Capacity Release purposes, the aggregate of the Canon City Group Point of Delivery Quantities is 4,814 Dth per Day. To the extent that Shipper is not utilizing a portion of its remaining Point of Delivery Quantities at non-Canon City Group Points of Delivery, Shipper may nominate up to 5,866 Dth per Day for the Canon City Group, provided that volumes Tendered by Shipper under this Agreement do not exceed the MDQ of 6,121 Dth per Day unless an Authorized Overrun has been granted to Shipper by Transporter.

(6)  Line pressure but not less than 100 p.s.i.g.

                                       5
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                                                          Contract No. 33182000C

                                   EXHIBIT "B"

                      Firm Transportation Service Agreement
                                     Between
                         Colorado Interstate Gas Company
                                       And
                              Greeley Gas Company.
                     a division of Atmos Energy, Corporation

                             Dated: October 1, 2001

                         Primary              R(1)
Primary Point(s)         Point(s) of       Reservation       Commodity                            Fuel
  of Receipt             Delivery             Rate             Rate          Term of Rate     Reimbursement    Surcharges
----------------         -----------       -----------       ---------       ------------     -------------    ----------

As Listed on             As Listed on                                         Through
 Exhibit "A"             Exhibit 'A"        (Note 1)          (Note 1)        09/30/06          (Note 2)        (Note 3)

                         Primary              R(1)
Primary Point(s)         Point(s) of       Reservation       Commodity                            Fuel
  of Receipt             Delivery             Rate             Rate          Term of Rate     Reimbursement    Surcharges
----------------         -----------       -----------       ---------       ------------     -------------    ----------

                                                                               Through
     All                    All             (Note 1)         (Note 1)          09/30/06         (Note 2)        (Note 3)

NOTES:

(1) Unless otherwise agreed by the Parties in writing, the rates for service hereunder shall be Transporter's maximum rates for service under Rate Schedule TF-1 or other superseding Rate Schedules, as such rates may be changed from time to time.

     Service under this Agreement shall be subject to R, Reservation Rate applicable for:

         0 to less than 4 Months of service in a year
     ---
         4 to less than 8 Months of service in a year
     ---
      X  8 Months of service or longer in a year
     ---

(2) Fuel Reimbursement shall be as stated on Transporter's Schedule of Surcharges and Fees in the Tariff, as they may be changed from time to time, unless otherwise agreed between the Parties.

(3)  Surcharges, If Applicable:

     All applicable surcharges, unless otherwise specified, shall be the maximum surcharge rate as stated in the Schedule of Surcharges and Fees in The Tariff, as such Surcharges may be changed from time to time.

     GAS QUALITY CONTROL SURCHARGE:

     The Gas Quality Control Reservation Rate and commodity rate shall be assessed pursuant to Article 20 of the General Terms and Conditions as set forth in The Tariff.

     GRI:

     The GRI Surcharge shall be assessed pursuant to Article 18 of the General Terms and Conditions as set forth in The Tariff.

     ORDER NO. 636 TRANSITION COST MECHANISM:

     Surcharge(s) shall be assessed pursuant to Article 21 of the General Terms and Conditions as set forth in The Tariff.

     ACA:

     The ACA Surcharge shall be assessed pursuant to Article 19 of the General Terms and Conditions as set forth in The Tariff.

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